UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2014, Ivanhoe Energy Inc. (the “Company” or “Ivanhoe Energy”) announced the appointment of Mr. Blair Vago, 55, as the Company’s Acting Vice President of Finance and Chief Financial Officer. Mr. Vago, the Company’s Divisional Controller in Ecuador, will assume the duties of Vice President of Finance and Chief Financial Officer from Mr. Greg Phaneuf, whose resignation from the position takes effect on October 10, 2014.

From 2010 to the present, Mr. Vago has been Ivanhoe Energy’s Division Controller- Latin America based in Quito, Ecuador. From 2006-2009, he was the Director of External Reporting for Clipper Windpower, Plc based in Carpinteria, California. Mr. Vago is a licensed Certified Public Accountant (California) with more than 30 years of experience in finance and accounting. He also has extensive experience in cross-border transactions, merger integration and doing business in Latin America. He has a strong technical understanding of International Financial Reporting Standards (IFRS), U.S. Generally Accepted Accounting Principles (GAAP) and Canadian GAAP. Mr. Vago has a Masters of Professional Studies (concentration in accounting, finance and hotel management) from Cornell University, Ithaca, NY, and a Bachelor of Arts from State University of New York, Binghamton, NY.

Mr. Vago will receive a base salary of U.S.$250,000 per year, effective October 16, 2014.  He will remain eligible for discretionary annual awards for incentive compensation with the Company and will also receive an initial grant of incentive stock options exercisable to purchase up to 100,000 common shares of the Company pursuant to the Company’s Employees’ and Directors’ Equity Inventive Plan at a price per common share determined in accordance with the terms of the plan. Such options vest and become exercisable at a rate of 25% per year, beginning on the first anniversary of Mr. Vago’s employment date. Except as described above, the Company is not making any changes to the terms and conditions of Mr. Vago’s employment in connection with his appointment as Acting Vice President of Finance and Chief Finance Officer.

The foregoing description of Mr. Vago’s offer letter, dated September 19, 2014, does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, a copy of which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q and incorporated by reference into this Item 5.02.

A copy of the press release regarding the foregoing matters is attached as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 24, 2014

IVANHOE ENERGY INC.

By:	/s/ Mary A. Vincelli
	Name:	Mary A. Vincelli
	Title:	Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 22, 2014